Exhibit 10.12

[***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO
NATIONAL PRODUCT SUPPLY GOVERNANCE AGREEMENT

This First Amendment to National Product Supply Governance Agreement (this “Amendment”) is adopted and effective as of October 26, 2018 (the “Effective Date”) by The Coca-Cola Company, a Delaware corporation acting by and through its Coca-Cola North America Division, and each of the other members of the Coca-Cola National Product Supply Group (the “NPSG”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in that certain National Product Supply Governance Agreement (the “National Product Supply Governance Agreement”), by and among the members of the NPSG, including those party by joinder.

WHEREAS, the National Product Supply Governance Agreement includes certain National Product Supply System governance processes and principles set forth in Schedule 1 attached thereto (the “Charter”); and

WHEREAS, the members of the NPSG desire to amend the National Product Supply Governance Agreement as set forth herein.

NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.The National Product Supply Governance Agreement is hereby amended by deleting the provision of the Charter entitled “Creation of New NPS Legal Entity” and replacing it with the following:

Creation of New NPS Legal Entity
The Board may separately decide, at a future date (but no sooner than January 1, 2018), to form a separate legal entity to carry out the functions performed by NPSG. [***]. The details regarding this entity, including its legal structure, finances, governance, etc., will be agreed by the Board at the time of the formation of the separate entity.

2.The National Product Supply Governance Agreement is hereby further amended by deleting items (6) and (7) of the provision of the Charter entitled “Voting; Extraordinary Matters” and replacing item (6) with the following:
(6) [***].

3.The National Product Supply Governance Agreement is hereby further amended by adding the following new provision to the Charter immediately following the provision of the Charter entitled “Confidentiality”:

Charter Amendments	This Charter may only be amended or modified by a written instrument, signed by each member of the NPSG that has a right to designate a member of the Board, that states that it is an amendment or modification and refers specifically to the provisions of this Charter to be so amended or modified.

4.The National Product Supply Governance Agreement is hereby further amended by replacing, in Attachment 1 to the Charter, the reference to [***].
5.Other than as expressly amended by this Amendment, the National Product Supply Governance Agreement will continue in effect in accordance with its terms.
6.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.
7.This Amendment may be signed in counterparts, which together shall constitute one agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned, constituting each of the members of the NPSG, have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY
By and Through Its Coca-Cola North America Division
By:	/s/ Darin S. Rice
Name:	Darin S. Rice
Title:	Vice President, Franchise Operations and Bottler Capability

COCA-COLA BOTTLING CO. CONSOLIDATED
By:	/s/ David M. Katz
Name:	David M. Katz
Title:	Executive Vice President

COCA-COLA BOTTLING COMPANY UNITED, INC.
By:	/s/ Stanley C. Ellington
Name:	Stanley C. Ellington
Title:	Vice President

SWIRE PACIFIC HOLDINGS INC. D/B/A SWIRE COCA-COLA, USA

By:	/s/ Jeff Edwards
Name:	Jeff Edwards
Title:	Vice President

[Signatures Continue on the Following Page]

Signature Page to First Amendment to National Product Supply Governance Agreement

COCA-COLA BEVERAGES FLORIDA, LLC

By:	/s/ Deborah Pond
Name:	Deborah Pond
Title:	Senior Vice President, General Counsel

GREAT LAKES COCA-COLA DISTRIBUTION, L.L.C.

By:	/s/ Jeff Laschen
Name:	Jeff Laschen
Title:	Chief Executive Officer

MIDWEST REGIONAL PRODUCT SUPPLY GROUP

By:	Heartland Coca-Cola Bottling Company
Its:	Chairman
By:	/s/ Ray Reddrick
Name:	Ray Reddrick
Title:	Vice President, Supply Chain
COCA-COLA SOUTHWEST BEVERAGES LLC
By:	/s/ Stacy Green
Name:	Stacy Green
Title:	Vice President, Supply Chain

[Signatures Continue on the Following Page]

Signature Page to First Amendment to National Product Supply Governance Agreement

NORTHEAST REGIONAL PRODUCT SUPPLY GROUP
By:	Liberty Coca-Cola Beverages LLC
Its:	Chairman
By:	/s/ John Sweeney
Name:	John Sweeney
Title:	Vice President, Supply Chain

Signature Page to First Amendment to National Product Supply Governance Agreement